UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

Montage Resources Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36511	46-4812998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 West John Carpenter Freeway,
Suite 300
Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 444-1647

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	MR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 12, 2020, Montage Resources Corporation (“Montage” or the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on and approved (a) a proposal (the “Merger Proposal”) to adopt the Agreement and Plan of Merger, dated as of August 12, 2020 (the “Merger Agreement”), by and between Southwestern Energy Company (“Southwestern”) and the Company, and (b) a proposal (the “Advisory Compensation Proposal”) to approve, on an advisory (non-binding) basis, the payments that will or may be paid to the Company’s named executive officers in connection with the merger. Prior to the Special Meeting, the Company delivered a definitive proxy statement/prospectus (the “Proxy Statement”) to its stockholders describing the Special Meeting, the Merger Proposal, the Advisory Compensation Proposal, the merger and related information. The Proxy Statement also contained a proposal to approve the adjournment of the Special Meeting to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve the Merger Proposal or to ensure that any supplement or amendment to the Proxy Statement was timely provided to the Company’s stockholders (the “Adjournment Proposal”). The Proxy Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 6, 2020.

At the Special Meeting, the Merger Proposal was approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the proposal. The Advisory Compensation Proposal was approved, on an advisory basis, by the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal. The Adjournment Proposal was approved by the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote thereat.

As of the close of business on October 5, 2020, the record date for the Special Meeting, there were 36,022,393 shares of the Company’s common stock, par value $0.01 per share (“Company common stock”), outstanding and entitled to vote. 25,762,312 shares of Company common stock were represented in person or by proxy at the Special Meeting, representing approximately 71.5% of Company common stock outstanding as of the record date and entitled to vote at the Special Meeting, which constituted a quorum to conduct business at the meeting. The following are the final voting results on the Merger Proposal, the Advisory Compensation Proposal and the Adjournment Proposal, each of which is more fully described in the Proxy Statement.

Merger Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Merger Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,452,232	1,247,552	62,528	0

Advisory Compensation Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Advisory Compensation Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,272,119	2,455,590	34,603	0

Adjournment Proposal: The number of shares voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Adjournment Proposal presented at the Special Meeting was:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,707,336	2,001,357	53,619	0

Item 8.01	Other Events.

With the approval of the Merger Proposal, the Company expects the closing of the merger to occur on November 13, 2020, subject to the satisfaction or waiver of the remaining conditions to close.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the potential transaction (the “Transaction”), Southwestern filed a registration statement on Form S-4 with the SEC containing a preliminary prospectus of Southwestern that also constitutes a preliminary proxy statement of Montage. Montage mailed a definitive proxy statement/prospectus to stockholders of Montage on or about October 8, 2020. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Southwestern or Montage may file with the SEC and send to Montage’s stockholders in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF SOUTHWESTERN AND MONTAGE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Southwestern or Montage through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Southwestern are available free of charge on Southwestern’s website at www.swn.com and copies of the documents filed with the SEC by Montage are available free of charge on Montage’s website at www.montageresources.com.

Southwestern and Montage and certain of their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the stockholders of Montage in connection with the Transaction. Stockholders can find information about Montage and its directors and executive officers and their ownership of Company common stock in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 10, 2020, and the proxy statement for its 2020 Annual Meeting of Stockholders filed with the SEC on April 28, 2020, and additional information about the ownership of Company common stock by its directors and executive officers is included in their Forms 3, 4 and 5 filed with the SEC. Information about Southwestern’s directors and executive officers is available in Southwestern’s Annual Report on Form 10-K for the fiscal year ended 2019 filed with the SEC on February 27, 2020 and its definitive proxy statement for the 2020 annual meeting of shareholders filed with the SEC on April 9, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction are included in the registration statement and proxy statement/prospectus and will be included in other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Information

Statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith that relate to future results and events are forward-looking statements based on Montage’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “will,” “plan,” “would,” “should,” “could,” “endeavor,” “believe,” “anticipate,” “intend,” “seek,” “estimate,” “expect,” “project,” “future,” “strategy,” “potential,” “continue,” “budget,” “forecast,” “assume” and other words and terms of similar meaning, or the negative of these terms, are statements that could be deemed forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, Southwestern’s ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements, including this communication, relating to the Transaction could have adverse effects on the market price of Company common stock or Southwestern common stock, the effects of disruption to Montage’s or Southwestern’s respective businesses, the risk that the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Montage’s control, including those detailed in Montage’s Annual Report on Form 10–K for the fiscal year ended December 31, 2019, filed with the SEC on March 10, 2020, under the heading “Item 1A. Risk Factors,” and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The forward-looking statements represent Montage’s views as of the date on which such statements were made and Montage undertakes no obligation to publicly update such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAGE RESOURCES CORPORATION

Date: November 12, 2020	By:	/s/ Paul M. Johnston
	Name:	Paul M. Johnston
	Title:	Executive Vice President, General Counsel and Corporate Secretary